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                    WARBURG PINCUS INSTITUTIONAL FUND, INC.
                                VALUE PORTFOLIO

      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY 22, 1999

The following information replaces certain information in "Meet the Managers" and "Management of the Fund -- Portfolio Managers":

Stacy Dutton now serves as Co-Portfolio Manager of the portfolio, along with Co-Portfolio Manager Brian S. Posner. Ms. Dutton joined Warburg as a Senior Vice President in 1997. Previously, Ms. Dutton was a senior vice president and analyst for Jennison Associates Capital Corp. from 1993 to 1997.

Dated: June 16, 1999                                               WPINU-16-0699